SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 15, 2004

                               GENIO GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                                    0-27587               22-3360133
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(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
Incorporation)                                               Identification No.)


          1120 Avenue of the Americas, Suite 4020I
          New York, New York                                    10036
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          (Address of Principal Executive Offices)              (Zip Code)


(Registrant's telephone number, including area code):   (212) 626-6702


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
          ------------

         On July 15, 2004, the registrant entered into a securities purchase agreement with Crestview Master, LLC. Pursuant to this agreement, the registrant sold to the purchaser a secured convertible debenture in the principal amount of $1,500,000 bearing interest at the rate of eight percent (8%) per annum, due July 14, 2005, convertible into shares of the registrant's common stock at a conversion price of $0.50 per share. Interest is payable at the option of the registrant in cash or shares of common stock.

         Additionally, the registrant issued warrants to the purchaser to purchase 1,800,000 shares of the registrant's common stock at exercise prices of $0.80 per share with respect to 900,000 shares and $1.00 per share with respect to 900,000 shares. The purchaser may exercise the warrants through July 14, 2009.

         The registrant is obligated to register for resale the shares of common stock issuable upon conversion of the note and upon exercise of the warrant pursuant to a registration rights agreement dated July 15, 2004 between the registrant and the purchaser.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(c) Exhibits:

Exhibit
Number               Description
------               -----------

4.1 Securities Purchase Agreement dated July 15, 2004 by and between the registrant and the purchaser.

4.2 Convertible Debenture dated July 15, 2004 issued to the purchaser.

4.3 Form of Common Stock Purchase Warrant issued to the purchaser.

4.4 Registration Rights Agreement July 15, 2004 by and between the registrant and the purchaser.

99.1                 Press Release of the registrant dated July 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 28, 2004                  GENIO GROUP, INC.


                                        By:     /s/ Andrew Schenker
                                           -------------------------------------
                                              Name:  Andrew Schenker
                                              Title:    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number               Description
------               -----------

4.1 Securities Purchase Agreement dated July 15, 2004 by and between the registrant and the purchaser.

4.2 Convertible Debenture dated July 15, 2004 issued to the purchaser.

4.3 Form of Common Stock Purchase Warrant issued to the purchaser.

4.4 Registration Rights Agreement July 15, 2004 by and between the registrant and the purchaser.

99.1                 Press Release of the registrant dated July 22, 2004.